Exhibit 10.2

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

AMENDMENT NO. 06 TO CONTRACT #678650

Whereas; British Telecommunications plc (registered in England and Wales under Company Number: 1800000) whose registered office is 81 Newgate Street, London, EC1A 7AJ (“BT”) and Virtusa UK Limited (registered in England under Company Number 05640127 whose registered office is 1 Callaghan Square Cardiff CF10 5BT (“the Supplier”) entered into a Contract for the Provision of IT Services to IT dated as of 29 March 2007 No. 678650, as amended (the “Contract”);

Whereas; BT and Supplier now seek to amend the Contract as further set forth herein;

NOW THEREFORE, for valuable consideration, the sufficiency of which is hereby acknowledged and confirmed by both parties hereto, the parties agree as follows:

1.                                       Capitalized terms used herein but not defined herein shall have the meanings set forth in the Contract.

2.                                       Effective as of October 1, 2009, (a) the rate card attached as Exhibit A hereto (the “Rate Card”) is in effect under the Contract for those services performed on or after October 1, 2009 for BT under the Contract, and (b) such Rate Card replaces in its entirety any other rate card issued by the Supplier to BT under the Contract, including under any prior amendment to the Contract.  Such Rate Card is in effect commencing for the period commencing October 1, 2009, subject to the terms on Exhibit A and the terms herein. For the avoidance of doubt, however, the rate card agreed to between BT and Supplier under the management consulting services agreement whereby Supplier was appointed to be a global preferred supplier for management consulting services to BT shall remain in effect.  All fees billed under such management consulting services agreement are excluded from the discounts under the Contract and hereunder.

3.                                       BT shall [**************] as a [*************] partner (or [*******************] if the name changes) (“[****************]”) within a reasonable period after the date hereof, but not later than December 1, 2009, subject only to the Supplier and BT agreeing to mutually agreeable terms on any agreements which the Supplier and BT must execute to grant the [**************]. The parties shall use all reasonable endeavours and good faith efforts to negotiate and finalize the [***********] agreement.

4.                                       The Discount Table in Section 1.7.2 of Schedule 6 of Appendix 1 of the Contract (as amended to by Amendment No. 3 and the Fifth Amendment to the Contract dated as of March 31, 2009 by and between BT and the Supplier (the “Fifth Amendment”)) is hereby deleted in its entirety and replaced, effective as of October 1, 2009, with the discount table on Exhibit B hereto (the “Discount Table”). For the avoidance of doubt, all examples in Section 1.7.2 of the Contract shall be correspondingly modified by the Discount Table (and per discount levels and numbers therein), but the manner and application of the discount remains as set forth in the Contract, except that the Supplier shall have 80 days following any Annual Period to calculate and pay any Annual Total Volume Discount owed to BT.

5.                                       The Liquidated Damage Table in Section 1.7.2(e) of Schedule 6 of Appendix 1 of the Contract is hereby deleted and replaced with the Liquidated Damage Table in

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

Exhibit C hereto (“Amended Liquidated Damages Table”) provided that any liquidated damages owing to the Supplier under the Contract for any Annual Period shall be calculated on an annual basis but not actually applied against BT until after the annual period ending March 31, 2013, based on the aggregate minimum commitment for the Annual Periods commencing April 1, 2009 through the Amendment Term (“Amended Minimum Commitment”) as set forth in Exhibit B hereto and BT’s achievement of cumulative Eligible Annual Fees through March 31, 2013.   For the avoidance of doubt, however, while the loss of discount provisions shall apply per the Contract, the application of liquidated damages shall only be applied based on the aggregate Amended Minimum Commitment as set forth in Exhibit B hereto and BT’s achievement of cumulative Eligible Annual Fees through March 31, 2013 (although the amounts will be calculated on an annual basis).  See Exhibit C-1 for an example of the liquidated damage calculation.

6.                                       In addition, the Amendment No. 3 to the Contract by and between BT and the Supplier dated as of March 31, 2008 (“Amendment No. 3”)  is hereby deleted in its entirety except that with respect [**************** ************** ****************************************************************************] pursuant to the terms of Amendment No. 3 and the Contract (the “Pre-Paid Discount Balance”), such Pre-Paid Discount Balance shall be offset and reduced as follows:

i.      The Annual Total Volume Discount (as amended by this Amendment) amount earned by BT for the Annual Period ending March 31, 2009 and still outstanding [****************** ************** ***********]; and

ii.   Effective as of October 1, 2009, BT shall earn, in addition to the Annual Total Volume Discount set forth on Exhibit B, an additional discount of the percent listed on Exhibit D hereto on each GBP of Eligible Annual Fees billed by the Supplier to BT under the Contact from October 1, 2009 until the expiration of the Amendment Term (“New Business Discount”). For the avoidance of doubt, the New Business Discount continues until the expiration of the Amendment Term even if the [*********************] is [**********************************].

Notwithstanding anything to the contrary herein, if there remains any Pre-Paid Discount Balance not earned by BT under the terms herein, by the date of the expiration of the Amendment Term. BT shall pay to the Supplier an amount in cash equal to the outstanding Pre-Paid Discount Balance as of the expiration of the Amendment Term.

7.                                       The term of this Amendment shall begin on October 1, 2009 (“Effective Date”) and shall continue until 31 March 2013 (the “Amendment Term”).

8.                                       Except as other wise modified herein, all terms of the Contract remain in full force and effect.

The parties have executed this Amendment by their authorized signatories as of the date first written below.

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

SIGNED for and on behalf of SUPPLIER Virtusa UK Limited		SIGNED for and on behalf of BT
Signature	/s/ Clayton Locke	Signature	/s/ Lisa Coles
Name	Clayton Locke	Name	Lisa Coles
Position Company	MD Europe	Position Company	CM IT Services & BPO Procurement
Date	30 October 2009	Date	30/10/09

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

Exhibit A

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

Exhibit B

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

Exhibit C

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

Exhibit C-1

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

IN CONFIDENCE

Exhibit D

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